UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 15, 2021

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On July 15, 2021, Enstar Group Limited ("Enstar" or the “Company”) entered into a purchase agreement (the "EGL Agreement") with HHLR Fund, L.P., YHG Investment, L.P. and Hillhouse Fund III, L.P. (collectively, the “Hillhouse EGL Parties”) pursuant to which Enstar agreed to repurchase an aggregate of 3,749,400 ordinary shares of the Company (the “Hillhouse EGL Shares”), comprising (a) 1,747,840 shares of Enstar’s voting ordinary shares, par value $1.00 per share, (b) 1,496,321 shares of Enstar’s Series C non-voting ordinary shares, par value $1.00 per share, and (c) 505,239 shares of Enstar’s Series E non-voting ordinary shares, par value $1.00 per share. The Hillhouse EGL Shares represent all of the ordinary shares of Enstar owned by the Hillhouse EGL Parties. The purchase price for the Hillhouse EGL Shares under the EGL Agreement is $234.52 per share, resulting in a total purchase price of $879.3 million. The repurchase of the Hillhouse EGL Shares is subject to certain customary conditions and is expected to occur on or about July 22, 2021.
Also on July 15, 2021, Cavello Bay Reinsurance Limited (“Cavello Bay”), a wholly owned subsidiary of Enstar, entered into a purchase agreement (the “Enhanzed Agreement”) with HH ENZ Holdings, Ltd. (“HH ENZ”) pursuant to which Cavello Bay agreed to purchase an aggregate of 839,081 shares, par value $1.00 per share, of Enhanzed Reinsurance Ltd. (“Enhanzed Re”) from HH ENZ for an estimated $228.7 million, representing HH ENZ’s entire interest in Enhanzed Re. The purchase price is based on 90% of Enhanzed Re’s estimated total shareholders’ equity as of June 30, 2021 and is subject to adjustment to reflect the finalization of the Enhanzed Re balance sheet as of such date. The purchase of the Enhanzed Re shares is subject to certain customary closing conditions, including regulatory approval, and is expected to occur by the fourth quarter of 2021. Following Cavello Bay’s purchase of the Enhanzed Re shares, Allianz SE (“Allianz”), a partner in the Enhanzed Re joint venture, will continue to own 24.9% of the equity interests in Enhanzed Re and Cavello Bay will own the remaining 75.1%. It is anticipated that Enstar and Allianz will enter into amended and restated governing documents with respect to Enhanzed Re in connection with the completion of Cavello Bay’s purchase of the Enhanzed Re shares owned by HH ENZ. Following closing of the purchase of the Enhanzed Re shares, Enstar expects to consolidate Enhanzed Re.
Enstar and Cavello Bay intend to fund the purchases under the EGL Agreement and the Enhanzed Agreement using cash on hand and $300 million in borrowings under Enstar’s existing unsecured $600 million revolving credit facility (the “Revolving Credit Facility”). The EGL Agreement and the Enhanzed Agreement contain customary representations, warranties and covenants of the parties.
The foregoing is a summary description of certain terms of the EGL Agreement and the Enhanzed Agreement, does not purport to be complete, and is qualified in its entirety by reference to the full text of the EGL Agreement and the Enhanzed Agreement, which are attached hereto as Exhibit 10.1 and 10.2, respectively, and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement for Registrant
In anticipation of consummating the transactions described in Item 1.01 of this Current Report on Form 8-K, on July 15, 2021, Enstar borrowed $300 million under the Revolving Credit Facility, the proceeds of which will be used to fund in part the purchase under the EGL Agreement and pay costs and expenses associated therewith. Following the draw down, Enstar has approximately $125 million of undrawn borrowing capacity under the Revolving Credit Facility. A summary of the material terms of the Revolving Credit Facility is included in Enstar’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 1, 2021 and is incorporated herein by reference.
Item 8.01. Other Events.
As a result of the repurchase of the Hillhouse EGL Shares under the EGL Agreement, Enstar has terminated its existing share repurchase program that was renewed in February 2021 and was scheduled to expire on March 1, 2022.

* * *

Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. In particular, the parties may not be able to complete the purchases described in the EGL Agreement and the Enhanzed Agreement due to the failure of the closing conditions being satisfied or for other reasons. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in Enstar’s Form 10-K for the year ended December 31, 2020 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

10.1s	Purchase Agreement dated as of July 15, 2021 by and among Enstar Group Limited, HHLR Fund, L.P., YHG Investment, L.P. and Hillhouse Fund III, L.P.

10.2s	Purchase Agreement dated as of July 15, 2021 by and among Cavello Bay Reinsurance Limited and HH ENZ Holdings, Ltd.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

s Certain of the schedules and similar attachments are not filed but Enstar Group Limited undertakes to furnish a copy of the schedules or similar attachments to the SEC upon request.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

July 15, 2021	By:	/s/ Zachary Wolf
Zachary Wolf
Chief Financial Officer